# OptimumBank Holdings, Inc.

September 30, 2024

(NASDAQ: OPHC)

# Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

# Leadership Team

*Experienced Team with Strong Ties to the Community*

**Moishe Gubin**
*Chairman of the Board*

- **Director of OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010**
- **Chief Executive Officer of Strawberry Fields REIT** (**NYSE: STRW**), an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center.
- Licensed Certified Public Accountant in the State of New York since 2010

---

**Timothy Terry**
*President, CEO*

- **Principal Executive Officer for the Company since 2016 and Chief Executive Officer of the Bank since February 2013**
- **35+ years of banking experience** having previously served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank
- Received BBA degree in finance from Western Michigan University and a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware

---

**Elliot Nunez**
*EVP, CFO*

- **Chief Financial Officer of the Bank since February 2020**
- Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees
- **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division
- Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients
- Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant.

# Business Evolution and Milestones

**2000**
OptimumBank.com opened for business in Plantation, FL

**2004**
Fort Lauderdale branch is opened

**2004**
Deerfield branch is opened

**2004**
Bank changed name to **OptimumBank**

**2006**
**OptimumBank** Holdings began trading on NASDAQ

**2020**
Bank celebrated its 20-year anniversary

**2021**
Growth to over $335 million in assets

**2022**
Growth to over $585 million in assets

**2023**
Growth to over $791 million in assets

**2024**
Growth to $945 million in assets (1)
North Miami Beach branch opened on July 8, 2024

(1) Data as of September 30, 2024

# OptimumBank Holdings, Inc. Overview

*Holding Company for OptimumBank*

**$945 Million in Total Assets**

- 95.34% Loan / Deposit Ratio
- $778 million Gross Loan Portfolio
- $807 million Deposits

**NASDAQ: OPHC**

- Common Shares Outstanding: 10,006,960
- Stock Price / Tangible Book Value: 0.49 (1)
- Total pro-forma shares : 21,646,490 (2)
- Stock Price / Tangible Book Value: 1.07 (2 & 3)

**3 Locations**

- Headquarters in Fort Lauderdale, FL
- Deerfield Branch
- North Miami Branch (Opened July 8, 2024)

**Profitability**

- ROAE (NI): 11.19%
- Net interest margin: 3.82%

(1): Stock price per share $4.57 on September 30, 2024, and tangible book value per share (not-diluted) $9.26.
(2): NON-GAP disclosure, fully diluted share consist of 10,006,960 common shares outstanding plus 525,641 series C Convertible Preferred can be converted into one share of common stock at any time at the option of the holder, and if 11,113,888 Series B Preferred shares converted to common shares at the option of the Company, subject to the prior fulfilment of the following conditions: (i) such conversion shall have been approved by the holders of a majority of the outstanding common stock of the Company; and (ii) such conversion must not result in any holder of the Series B Preferred Stock and any persons with whom the holder may be acting in concert, becoming the beneficial owners of more than 9.9% of the outstanding shares of the Company's common stock, unless the issuance, shall have been approved by all banking regulatory authorities whose approval is required for the acquisition of such shares.
(3): Stock price per share $4.57 on September 30, 2024, and tangible book value per share diluted $4.28.

# Florida Market Trends and Advantages

## GDP[1]

- Florida has a GDP of $1.4 Trillion Dollars
- Florida's GDP growth is ranked third in the country
- South Florida accounts for 1/3rd of Florida GDP
- Miami-Fort Lauderdale-West Palm Beach, FL (MSA) Real GDP grew 3.3% vs 2.0% for US 2018-2022

## Population & Employment[2]

- Florida is the 3rd most populous state, with 23 million people
- Florida is growing at 1.61% annually, 2.5 times the national average of .65%
- Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth
- Unemployment rate of 3.0%, versus national average of 3.7%

## Real Estate[3]

- Florida's robust real estate market creates mortgage lending opportunities unique to our region
- Florida is still seeing expansion in retail, industrial, and hospitality investment and development
- Florida in general and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth


Boca Raton
Parkland
Coral Springs
Lighthouse Point
Pompano Beach
Everglades Wildlife Management Area
Sunrise
Oakland Park
Plantation
Fort Lauderdale
Weston
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Aventura
Miami Gardens
North Miami
Hialeah
Miami Beach
Doral
Sweetwater
Miami Beach
Miami
Key Biscayne
Kendall

(1) Source: U.S. Bureau of Economic Analysis (BEA) as of March 31, 2024.
(2) Source: The Florida Legislature Office of Economic and Demographic Research as of March 31, 2024.
(3) Source: Newmark South and Central Florida Market Reports as of March 31, 2024.

# Our History, Transformation and Significant Growth and Expansion

## Employee Count


27
38
48
60
69
2020
2021
2022
2023
September 30,2024

## Noninterest Expense ($000)

as of September 30, 2024, $15,078 (Annualized $20,104)


$5,046
$6,936
$9,938
$14,661
$20,104
2020
2021
2022
2023
September 30, 2024 Annualized (1)

## Total Assets ($000)

December 31, 2020-September 30, 2024, Total Assets Growth CAGR


44.92% CAGR
$235,112
$351,878
$585,219
$791,254
$945,192
2020
2021
2022
2023
September 30,2024

## Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2024: North Miami Beach branch opened July 8, 2024

## Profitability Improvement

### Net Interest Margin (%)


3.14
3.56
3.53
3.75
3.82
2020
2021
2022
2023
September 30,2024

### Net Earnings Core: Pretax, Pre-provision Earnings ($000)

as of September 30, 2024, is $13,930, annualized $18,573.33


$238
$4,242
$8,858
$12,504
$18,573
2020
2021
2022
2023
September 30, 2024, Annualized (1)

(1) Annualized amount is not to be interpreted as earnings guidance or a prediction of fourth quarter performance. Rather, it merely assumes that fourth quarter performance is the average of the first three quarters' performance.

# Growth and Momentum Across All Areas

## Lending

### Gross Loans ($000)

December 31, 2020-September 30, 2024, Gross Loans CAGR



53.93% CAGR
$154,375
$251,399
$483,378
$680,071
$778,058
2020
2021
2022
2023
September 30, 2024

## Deposits

### Total Deposits ($000)

December 31, 2020-September 30, 2024, Deposits CAGR



46.88% CAGR
$190,759
$292,457
$507,899
$639,581
$806,506
2020
2021
2022
2023
September 30, 2024

## Non-Interest Income

### Total Non- Interest income ($000)

December 31, 2020-September 30, 2024, Non-Interest Income CAGR as of September 30, 2024, is $3,555, annualized $4,740



108.57% CAGR
$301
$1,774
$2,960
$3,452
$4,740
2020
2021
2022
2023
September 30, 2024 Annualized (1)

## Composition as of September 30, 2024



Consumer, 6.19%
Residential, 9.75%
Commercial, 5.14%
Multi-Family, 8.00%
Land and construction, 9.35%
Commercial Real Estate, 61.57%

| **Yield on Loans:** | 6.88% |
|---|---|



Time Deposits, 35%
IB Deposits, 39%
NIB Deposits, 25%

| **Cost of IB Deposits:** | 3.04% |
|---|---|



Loan Fees, 10.41%
Deposit Account Fees, 30.37%
Wire / ACH Fees, 59.22%

(1) Annualized amount is not to be interpreted as earnings guidance or a prediction of fourth quarter performance. Rather, it merely assumes that fourth quarter performance is the average of the first three quarters' performance.

# Leading Core Deposit Franchise as of September 30, 2024

| | |
|---|---|
| $806,506,000 | • Total Deposits |
| $202,373,000 | • Noninterest Bearing Deposits |
| 3.04% | • Cost of Total Interest-Bearing Deposits |

## Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

## Composition by Branches



(1)
0.28%, North Miami Beach
12.53%, Deerfiled
87.20%, Ft Lauderdale
Ft Lauderdale
Deerfield
North Miami Beach

1) North Miami Beach branch opened on July 8, 2024

# Credit Trends

## Reserves / Loans (%)


1.23%
1.22%
1.20%
1.13%
1.07%
1.19%
2020
2021
2022
2023
September 30, 2024
National Peers (1)
OPTIMUMBANK

## Non-Performing Assets / Total Assets (%)


0.90%
0.00%
0.00%
0.13%
0.23%
0.54%
2020
2021
2022
2023
September 30, 2024
National Peers (1)
OPTIMUMBANK

(1) Peers consist of 61 publicly traded U.S. banks as of June 30, 2024, with total assets under $2 billion.

# Loan Detail

## Industry Classification Breakdown

(as of September 30, 2024)



Consumer, 6.19%
Residential, 9.75%
Commercial, 5.14%
Multi-Family, 8.00%
Land and construction, 9.35%
Commercial Real Estate, 61.57%

## Loan Growth by Loan Portfolio

(December 31, 2020-September 30, 2024)



Commercial
83%
Land and construction
1431%
Consumer
743%
Residential Real Estate
151%
Multi-Family Real Estate
202%
Commercial Real Estate
568%
2020
2021
2022
2023
September 30, 2024

| Loan Balances ($000) | 2020 | 2021 | 2022 | 2023 | September 30, 2024 |
|---|---|---|---|---|---|
| Commercial Real Estate | $ 71,714 | $129,468 | $ 310,695 | $ 422,680 | $ 479,038 |
| Multi-Family Real Estate | $ 20,637 | $ 48,592 | $ 69,555 | $ 67,498 | $ 62,280 |
| Residential Real Estate | $ 30,254 | $ 32,583 | $ 50,354 | $ 71,400 | $ 75,877 |
| Consumer | $ 5,715 | $ 22,827 | $ 30,323 | $ 44,023 | $ 48,177 |
| Land and construction | $ 4,750 | $ 3,772 | $ 17,286 | $ 32,600 | $ 72,729 |
| Commercial | $ 21,849 | $ 14,157 | $ 5,165 | $ 41,870 | $ 39,957 |

# Focus on Liquidity and Quality as of September 30, 2024

- $132MM of Available Liquidity
  - Including Cash and Investments Available for Sale
  - Liquid assets as a percent of deposits is 16.3%

- $217MM of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- $241MM of Contingent Funding Sources
  - Including Listing Services and Brokered Deposits (based on internal policy limits)

- AOCI Impact is Minimal to Equity (~5%)
  - HTM securities only amount to $300K of the $25 million investment portfolio

- Deposit Portfolio Quality
  - An estimated 20.5% of Deposits are uninsured by FDIC
  - Deposit Concentrations and Growth
    - Only 4 Depositors meet Regulatory definition of Concentration
    - Top 2% Depositors represent only 20.6% of Deposits
    - From December 31, 2023, to September 30, 2024, deposits grew 26.1%
    - From September 30, 2023, to September 30, 2024, deposits grew 30.4%

Note: YTD data as of September 30, 2024

# Go-Forward Focus

**Strategic**

- ✓ Continue executing strategic plan
- ✓ Further hiring to support lending capabilities
- ✓ Further build out and integration of fee-based income business

**Financial Outlook**

- ✓ Continued increase in Non-Interest Income
- ✓ Focus on maintaining Net Interest Margin

# Compelling Investment Opportunity

## Balance Sheet Growth Rates

Loan Growth CAGR
December 31, 2020 – September 30, 2024



53.93%
8.52%
OPTIMUMBANK
National Peer Median (1)

Deposit Growth CAGR
December 31, 2020 – September 30, 2024



46.88%
5.83%
OPTIMUMBANK
National Peer Median (1)

## Per Share Growth Rates

Tangible Book Value Per Share



$2.48
$8.06
$9.69
$10.39
$9.26
2020
2021
2022
2023
September 30, 2024

Earnings Per Share Basic



$(0.27)
$1.61
$0.68
$0.87
$1.02
2020
2021
2022
2023
September 30, 2024

Earnings Per Share Diluted(2)



$(0.27)
$1.61
$0.68
$0.87
$0.98 (2)
2020
2021
2022
2023
September 30, 2024

## OptimumBank vs. Broader Bank Universe

Efficiency Ratio



51.98%
74.79%
OPTIMUMBANK
National Peer Median (1)

Net interest margin



3.82%
3.38%
OPTIMUMBANK
National Peer (1) Median

(1) Peers consist of 61 publicly traded U.S. banks as of June 30, 2024, with total assets under $2 billion.
(2) Fully diluted share consist of 10,006,960 common shares outstanding plus 525,641 series C Convertible Preferred can be converted into one share of common stock at any time at the option of the holder.

# Board of Directors

**Moishe Gubin**
*Chairman of the Board*

- Director of the OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010
- Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

**Joel Klein**

- Director of the Company and Bank since February 2012
- Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp
- Licensed CPA in the State of New York since 1972

**Thomas Procelli**

- Director of the Company since July 2017 and Bank since October 2012
- Current CFO for Better Living Solutions
- OptimumBank since the founding in 2000 through 2015
- Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.

**Martin Schmidt**

- Director of the Company and Bank since August 2015
- 45+ years in the financial and estate planning, securities and insurance industries

**Avi Zwelling**

- Director of the Company and Bank since December 2017
- Managing partner of Zwelling, LLC

**Michael Blisko**

- Director since May 2021
- Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc.
- Significant shareholder of the Company

**Steven Newman**

- Director of the Company and Bank since August 2022
- Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

# Contact Information

## Corporate Headquarters

**OptimumBank Holdings, Inc.**
2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

## Company Contacts

**Moishe Gubin**
*Chairman of the Board & Director*
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

**Timothy Terry**
*President, Chief Executive Officer*
Phone: (954) 900-2814
Email: tterry@optimumbank.com

**Elliot Nunez**
*Executive Vice President & Chief Financial Officer*
Phone: (954) 900-2840
Email: enunez@optimumbank.com